UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2007

Intelligentias, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-124460	20-1703887
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Twin Dolphin Drive, 6th Floor Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (650) 632-4526

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

We have entered into a products evaluation agreement with Accenture. Pursuant to the agreement, our Data Retention Suite (DRS) software will be installed and evaluated as part of the various solutions being developed by Accenture and then demonstrated to potential customers. During the term of the agreement, we and Accenture will identify co-marketing activities aimed to promote joint opportunities

The information in this Current Report on Form 8-K is furnished pursuant to Item  7.01, “Regulation FD Disclosure” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTELLIGENTIAS, INC.

Date: October 19, 2007	By: /s/ Ian Rice
Ian Rice
Chairman and Chief Executive Officer

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